_________________________________________________________________
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): May 26, 1998

          CWABS, INC., (as depositor under the Pooling and Servicing
             Agreement, to be dated as of May 20, 1998, providing
               for the issuance of the CWABS, Inc., Countrywide
                 Home Equity Loan Trust 1998-B Revolving Home
                    Equity Loan Asset Backed Certificates,
                               Series 1998-B).


                                 CWABS, INC.
                         ______________
            (Exact name of registrant as specified in its charter)


     Delaware                 333-37539                95-4596514
_____________________         ____________             _________
(State or Other Jurisdiction  (Commission              (I.R.S.
of Incorporation)              File Number)            Employer
                                                   Identification
                                                          No.)


      4500 Park Granada
      Calabasas, California                             91302
     _______________________                           ________
      (Address of Principal                            (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                  ______ ________
_________________________________________________________________
Item 5.   Other Events.
_______   _____________
Filing of Certain Materials
___________________________

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange
Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B.

Filing of Derived Materials.
____________________________

     In connection with the offering of the Certificates, Salomon Brothers Inc ("Salomon") and Countrywide Securities Corporation ("Countrywide Securities" and, together with Salomon, the "Underwriters"), have each prepared certain materials for distribution to potential investors (the
"Salomon   Computational  Materials"   and   the  "Countrywide Computational
Materials", respectively). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Computational Materials by either Salomon or Countrywide Securities. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Salomon Computational Materials and the Countrywide Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, the term Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon
Computational Materials are attached hereto as Exhibit 99.1 and the Countrywide Computational Materials are attached hereto as Exhibit 99.2.

______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 26, 1998 and the prospectus supplement dated May 26, 1998, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B.

Item 7.  Financial Statements, Pro Forma Financial

           Information and Exhibits.
          __________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1      Salomon Computational Materials
          99.2      Countrywide Computational Materials


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CWABS, INC.



                              By: /s/ David Walker
                                  ________________
                                   David Walker
                                   Vice President



Dated: May 21, 1998

Exhibit Index
_____________



Exhibit                                                     Page
_______                                                     ____

     99.1      Salomon Computational Materials              7
     99.2      Countrywide Computational Materials


                                 Exhibit 99.1
                                 ____________

                       Salomon Computational Materials

     In  accordance  with  Rule  311(i)   of  Regulation  S-T,  the   Salomon
Computational Materials are being filed on paper pursuant to Form SE.



                                 Exhibit 99.2
                                 ____________

                     Countrywide Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Countrywide Computational Materials are being filed on paper pursuant to Form SE.


                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599


                                                              May 21, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

               Re:  CWABS, Inc.
                    Countrywide Home Equity Loan Trust 1998-B
                    Revolving Home Equity Loan Asset Backed
                    Certificates, 1998-B
                    _________________________________________


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                             Very truly yours,
                                             /s/ Amy Sunshine
                                             Amy Sunshine


Enclosure